                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 29, 1996


                             DELTA AIR LINES, INC.
            ------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)


                                   Delaware
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                                    1-5424
                           ------------------------
                           (Commission File Number)


                                  58-0218548
                     ------------------------------------
                     (IRS Employer Identification Number)


Hartsfield Atlanta International Airport
Atlanta, Georgia                                                  30320
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code: (404) 715-2600
                                                    --------------


                                Not applicable
 -----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The documents attached hereto as Exhibits 4(a)(2), 4(a)(3), 4(c)(1), 4(c)(2), 4(d), 4(e) and 4(f) are being filed in connection with, and incorporated by reference into, the Company's Registration Statement on Form S-3 (File No. 33-50175) which was declared effective on November 17, 1993.
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                                  Signatures
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     DELTA AIR LINES, INC.


                                     By: /s/ James H. Sanregret
                                        --------------------------------
                                        James H. Sanregret
                                        Treasurer

Date:   February 29, 1996
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                               INDEX TO EXHIBITS



Exhibit Number and Description
------------------------------


4(a)(2)   Forms of Pass Through Certificates (included in 4(a)(3)).

4(a)(3) Forms of Series Supplement 1996 - Series A1 and A2 to the Pass Through Trust Agreement between Delta Air Lines, Inc. and the Pass Through Trustee relating to the Pass Through Certificates.*

4(c)(1) Forms of Trust Indenture and Security Agreement (Delta 1994-1), dated as of April 1, 1994, Amended and Restated as of March 1, 1996, between the Owner Trustee and the Indenture Trustee, relating to Equipment Trust Certificates (Delta 1996-A1 and A2).

4(c)(2)   Forms of Equipment Trust Certificate (included in Exhibit 4(c) (1)).

4(d) Forms of Participation Agreement (Delta 1994-1), dated as of April 1, 1994, Amended and Restated as of March 1, 1996, among Delta Air Lines, Inc., as Lessee, the Owner Participant(s), the Owner Trustee, the Indenture Trustee, and the Pass Through Trustee relating to Equipment Trust Certificates (Delta 1996-A1 and A2).

4(e) Forms of Trust Agreement (Delta 1994-1), dated as of April 1, 1994, Amended and Restated as of March 1, 1996, between the Owner Participant and the Owner Trustee relating to Equipment Trust Certificates (Delta 1996-A1 and A2).

4(f) Forms of Lease Agreement (Delta 1994 -1), dated as of April 1, 1994, Amended and Restated as of March 1, 1996, between the Owner Trustee, as the Lessor, and Delta Air Lines, Inc., as Lessee, relating to Equipment Trust Certificates (Delta 1994 -A1 and A2).


___________________

* Separate Series Supplements will be entered into with respect to both series of Pass Through Certificates. Except for differences in designations, dollar amounts, interest rates, percentages, final distribution dates and the like, which are indicated at appropriate places in the text, there are no material details in which the Series Supplements and related forms of Pass Through Certificates differ from the corresponding Exhibits for the forms of such documents.